UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2011 (May 18, 2011)

     NORFOLK SOUTHERN CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia		(Registrant’s telephone number, including area code)
23510-9241
(Address of principal executive offices)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Current Report on Form 8-K (this “Report”) is filed for the purpose of incorporating the contents of this Report in the Registration Statement on Form S-3 (No. 333-158240) (the “Registration Statement”) and filing the attached Exhibit No. 12.1 as an exhibit to the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit	Description
Number
12.1	Computation of Ratio of Earnings to Fixed Charges for the three month period ended March 31, 2011 and each of the five fiscal years in the five-year period ended December 31, 2010.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Reginald J. Chaney
Name: Reginald J. Chaney
Title: Assistant Corporate Secretary

Date: May 18, 2011

EXHIBIT INDEX

12.1	Computation of Ratio of Earnings to Fixed Charges for the three month period ended March 31, 2011 and each of the five fiscal years in the five-year period ended December 31, 2010.